UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2022

Medicus Sciences Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40068	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

152 West 57th Street, Floor 20 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 259-8400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	MSAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share for $11.50 per share	MSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, Eric Cheng notified Medicus Sciences Acquisition Corp. (the “Company”) that he was resigning as Chief Business Officer of the Company effective immediately. Mr. Cheng’s resignation was not the result of any disagreement with the Company. On March 25, 2022, the Board of Directors of the Company appointed Neil Puri as Chief Business Officer of the Company, effective immediately.

Dr. Puri joined Altium Capital Management LP in August 2021 as an Analyst focused on investments within the healthcare sector. Dr. Puri was previously a Senior Analyst at Alera Partners, a healthcare-dedicated investment fund from April 2021 to August 2021. He began his Wall Street career as a Sr. Associate in Biotechnology Equity Research at BMO Capital Markets from 2018 to 2019, and has had other sell-side positions focused on biotechnology including Equity Research at SVB Leerink from 2019 to 2022 and Investment Banking at Jefferies from 2020 to 2021. Before entering finance, Dr. Puri obtained his board certification in Internal Medicine, and has practiced clinical medicine following completion of his Internal Medicine Residency at Thomas Jefferson University Hospital in 2012. Dr. Puri earned his B.S. in Economics from Duke University, then attended Rutgers – Robert Wood Johnson Medical School where he earned his M.D. In addition, he earned his M.B.A. from the University of Chicago - Booth School of Business.

There are no arrangements or understandings between Dr. Puri and any other person pursuant to which any of Dr. Puri was selected as an officer of the Company. There are no family relationships between Dr. Puri and any of the Company’ s other directors or executive officers.

There are no transactions between the Company and Dr. Puri that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICUS SCIENCES ACQUISITION CORP.

Dated: March 28, 2022	By:	/s/ Michael Castor
	Name:	Michael Castor
	Title:	Chief Executive Officer